                                                                    EXHIBIT 10.1

                                JOINDER AGREEMENT

     JOINDER AGREEMENT dated as of September 13, 2000, by the undersigned, (the "Additional Subsidiary Guarantor"), in favor of The Chase Manhattan Bank, as administrative agent for the Lenders party to the Credit Agreement referred to below (in such capacity, together with its successors in such capacity, the "Administrative Agent").

     Lamar Media Corp. (formerly Lamar Advertising Company), a Delaware corporation (the "Borrower"), and certain of its subsidiaries (collectively, the "Existing Subsidiary Guarantors" and, together with the Borrower, the "Securing Parties") are parties to a Credit Agreement dated August 13, 1999 (as modified and supplemented and in effect from time to time, the "Credit Agreement", providing, subject to the terms and conditions thereof, for extensions of credit (by means of loans and letters of credit) to be made by the lenders therein (collectively, together with any entity that becomes a "Lender" party to the Credit Agreement after the date hereof as provided therein, the "Lenders" and, together with Administrative Agent and any successors or assigns of any of the foregoing, the "Secured Parties") to the Borrower in an aggregate principal or face amount not exceeding $1,000,000,000 (which, in the circumstances contemplated by Section 2.01(d) thereof, may be increased to $1,400,000,000). In addition, the Borrower may from time to time be obligated to one or more of the Lenders under the Credit Agreement in respect of Hedging Agreements under and as defined in the Credit Agreement (collectively, the "Hedging Agreements").

     In connection with the Credit Agreement, the Borrower, the Existing Subsidiary Guarantors and the Administrative Agent are parties to the Pledge Agreement dated September 15, 1999 (the "Pledge Agreement") pursuant to which the Securing Parties have, inter alia, granted a security interest in the Collateral (as defined in the Pledge Agreement) as collateral security for the Secured Obligations (as so defined). Terms defined in the Pledge Agreement are used herein as defined therein.

     To induce the Secured Parties to enter into the Credit Agreement, and to extend credit thereunder and to extend credit to the Borrower under Hedging Agreements, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Additional Subsidiary Guarantor has agreed to become a party to the Credit Agreement and the Pledge Agreement as a "Subsidiary Guarantor" thereunder, and to pledge and grant a security interest in the Collateral (as defined in the Pledge Agreement).

     Accordingly, the parties hereto agree as follows:

     Section 1. Definitions. Terms defined in the Credit Agreement are used herein as defined therein.

     Section 2. Joinder to Agreements. Effective upon the execution and delivery hereof, the Additional Subsidiary Guarantor hereby agrees that it shall become "Subsidiary Guarantor" under and for all purposes of the Credit Agreement and the Pledge Agreement with all the rights and obligations of a Subsidiary Guarantor thereunder. Without limiting the generality of the foregoing, the Additional Subsidiary Guarantor hereby:

          (i) jointly and severally with the other Subsidiary Guarantors party to the Credit Agreement guarantees to each Secured Party and their respective successors and assigns the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of all Guaranteed Obligations in the same manner and to the same extent as is provided in Article III of the Credit Agreement;

          (ii) pledges and grants the security interests in all right, title and interest of the Additional Subsidiary Guarantor in all Collateral (as defined in the Pledge Agreement) now owned or hereafter acquired by the Additional Subsidiary Guarantor and whether now existing or hereafter coming into existence provided for by Article III of the Pledge Agreement as collateral security for the Secured Obligations and agrees that Annex 1 thereof shall be supplemented as provided in Appendix A hereto;

          (iii) makes the representations and warranties set forth in Article IV of the Credit Agreement and in Article II of the Pledge Agreement, to the extent relating to the Additional Subsidiary Guarantor or to the Pledged Equity evidenced by the certificates, if any, identified in Appendix A hereto; and

          (iv) submits to the jurisdiction of the courts, and waives jury trial, as provided in Sections 10.09 and 10.10 of the Credit Agreement.

     The Additional Subsidiary Guarantor hereby instructs its counsel to deliver the opinions referred to in Section 6.10(a)(iii) of the Credit Agreement to the Secured Parties.

     IN WITNESS WHEREOF, the Additional Subsidiary Guarantor has caused this Joinder Agreement to be duly executed and delivered as of the day and year first above written.

                                       Lamar Ohio Outdoor Corporation
                                       an Ohio Corporation


                                       By: /s/ Keith A. Istre
                                           ----------------------------
                                           Keith A. Istre
                                           Vice President - Finance and
                                           Chief Financial Officer

                                       Outdoor West, Inc. of Tennessee,
                                       a Georgia corporation



                                       By: /s/ Keith A. Istre
                                           ----------------------------
                                           Keith A. Istre
                                           Vice President - Finance and
                                           Chief Financial Officer


Attested:


By: /s/ James R. McIlwain
    ----------------------------
    James R. McIlwain, Secretary

Accepted and agreed:

THE CHASE MANHATTAN BANK,
as Administrative Agent


By: /s/ William E. Rottino
    ----------------------------
Title: Vice President

The undersigned hereby respectively pledges and grants a security interest in the Pledged Equity and evidenced by the certificate listed in Appendix A hereto and agrees that Annex 1 of the above-referenced Pledge Agreement is hereby supplemented by adding thereto the information listed on Appendix A.

The Lamar Company, LLC, Issuee of Stock


By:

By: /s/ Keith A. Istre
    -------------------------
    Keith A. Istre
Title: Vice President-Finance

SUPPLEMENT TO ANNEX 1

                                                 APPENDIX A TO JOINDER AGREEMENT


PLEDGOR OWNERSHIP              ISSUER                  NO. SHARES      CERT. NO.     %
-----------------              ---------------         ----------      ---------    ---
The Lamar Company, L.L.C.      Lamar Ohio                1,000            35        100
                               Outdoor Holding
                               Corp.



                  SCHEDULE OF ADDITIONAL SUBSIDIARY GUARANTORS


GUARANTOR*                                       DATE OF JOINDER AGREEMENT
----------                                       -------------------------
Lamar KYO, Inc.                                  September 18, 2000

Lamar Oklahoma Holding Company, Inc.             August 30, 2000

Lamar I040 West, Inc.                            August 30, 2000

Lamar Berches, Inc.                              August 30, 2000

Lamar Advertising of Oklahoma, Inc.              August 30, 2000

LC Billboard, L.L.C.                             September 25, 2000

Lamar Wright Poster Corp.                        October 13, 2000

Missouri Logos, LLC                              October 13, 2000

Kentucky Logos, LLC                              October 13, 2000

Lamar Aztec, Inc.                                August 30, 2000

*The supplements to Annex 1/Appendix A to the Joinder Agreements of each additional guarantor are set forth below in their entirety.

                 SUPPLEMENT TO LAMAR KYO, INC. JOINDER AGREEMENT

SUPPLEMENT TO ANNEX 1

                                                 APPENDIX A TO JOINDER AGREEMENT


PLEDGOR OWNERSHIP              ISSUER        NO. SHARES      CERT. NO.      %
-----------------              ------        ----------      ---------     ---
The Lamar Company, L.L.C.      Lamar KYO     100 Class A     5             100

                        SUPPLEMENT TO JOINDER AGREEMENT

SUPPLEMENT TO ANNEX 1

                                                 APPENDIX A TO JOINDER AGREEMENT


PLEDGOR OWNERSHIP                      ISSUER                  NO. SHARES    CERT. NO.      %
-----------------                      ------                  ----------    ---------     ---

Lamar Media Corp.                Lamar Oklahoma
                                   Holding Company, Inc.           100           3         100

Lamar Oklahoma                   Lamar Advertising of
  Holding Company, Inc.            Oklahoma, Inc.                  100           6         100

Lamar Oklahoma
  Holding Company, Inc.          Lamar I-40 West, Inc.             100           2         100

Lamar Advertising of
  Oklahoma, Inc.                 Lamar Benches, Inc.               100           2         100

              SUPPLEMENT TO LC BILLBOARD, L.L.C. JOINDER AGREEMENT

SUPPLEMENT TO ANNEX 1

                                                 APPENDIX A TO JOINDER AGREEMENT


PLEDGOR OWNERSHIP                ISSUER                       NO. SHARES      CERT. NO.      %
-----------------                ------                       ----------      ---------     ---
The Lamar Company, L.L.C.        LC Billboard, L.L.C.         1000            1             100

            SUPPLEMENT TO LAMAR WRIGHT POSTER CORP. JOINDER AGREEMENT

SUPPLEMENT TO ANNEX 1

                                                 APPENDIX A TO JOINDER AGREEMENT


PLEDGOR OWNERSHIP                ISSUER                         NO. SHARES      CERT. NO.      %
-----------------                ------                         ----------      ---------     ---
Lamar Outdoor Corporation        Lamar Wright Poster Corp.      1,000           5             100

   SUPPLEMENT TO MISSOURI LOGOS LLC AND KENTUCKY LOGOS, LLC JOINDER AGREEMENT

SUPPLEMENT TO ANNEX 1

                                                 APPENDIX A TO JOINDER AGREEMENT


PLEDGOR OWNERSHIP                    ISSUER                            NO. SHARES      CERT. NO.      %
-----------------                    ------                            ----------      ---------     ---

Interstate Logos, Inc.               Missouri Logos, LLC               1,000           1             100
Interstate Logos, Inc.               Kentucky Logos, LLC               1,000           1             100

                SUPPLEMENT TO LAMAR AZTEC, INC. JOINDER AGREEMENT

SUPPLEMENT TO ANNEX 1

                                                 APPENDIX A TO JOINDER AGREEMENT


PLEDGOR OWNERSHIP                    ISSUER                            NO. SHARES      CERT. NO.      %
-----------------                    ------                            ----------      ---------     ---

Lamar OCI North Corporation          Lamar Aztec, Inc.                 100             22            100